J.P. MORGAN FUNDS

JPMorgan Global Allocation Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated December 9, 2014

to the Prospectuses dated February 28, 2014, as supplemented

Effective immediately, the portfolio manager information for the JPMorgan Global Allocation Fund (the “Fund”) in the section titled “Management” in the Fund’s “Risk/Return Summary” of the Fund’s Prospectuses is hereby deleted in its entirety and replaced with the following:

MANAGEMENT

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Jeffrey A. Geller	2011	Managing Director
James Elliot	2011	Managing Director
Jonathan M. Cummings	2013	Vice President
Grace Koo	2014	Executive Director
Eric J. Bernbaum	2014	Vice President

In addition, the paragraphs in the section entitled “The Fund’s Management and Administration — The Portfolio Managers” is hereby deleted in its entirety and replaced by the following:

The Fund is managed by JPMIM’s Global Investment Management Solutions — Global Multi-Asset Group (GIM Solutions — GMAG). The members of the GMAG team responsible for management and oversight of the Fund are Jeffery A. Geller, Managing Director and CFA charterholder, James Elliott, Managing Director and CFA charterholder, Jonathan M. Cummings, Vice President and CFA charterholder, Grace Koo, Executive Director, and Eric J. Bernbaum, Vice President and CFA charterholder. As CIO for the Americas of GIM Solutions — GMAG, Mr. Geller has investment oversight responsibility for all accounts managed by the group. In addition, he has direct portfolio management responsibilities for GIM Solutions — GMAG’s less constrained mandates as well as those with large alternatives allocations. Mr. Geller joined JPMIM in 2006 and has been a portfolio manager of the Fund since its inception. Mr. Elliott is a portfolio manager in GIM Solutions — GMAG with responsibility for the management of total return portfolios. Mr. Elliot joined JPMIM in 1995 and became a co-head of the European Equity Team and head of retail equity funds in 2002. Mr. Elliot was the chief investment officer for Japan Portfolio Group in Tokyo. Mr. Elliott has been a portfolio manager of the Fund since its inception. Mr. Cummings is a portfolio manager in GIM Solutions — GMAG with responsibility for absolute return and less benchmark constrained accounts. Mr. Cummings joined JPMIM in 2005. Ms. Koo is a portfolio manager in GIM Solutions — GMAG with responsibility for quantitative multi-asset portfolio strategies, dynamic asset allocation and long term capital market assumptions. Ms. Koo joined the firm in 2007. Mr. Bernbaum is a portfolio manager in GIM Solutions — GMAG with responsibility for portfolio construction and manager research. An employee of JPMIM since 2008 and portfolio manager of the Fund since 2014, Mr. Bernbaum focuses on manager research, portfolio construction and the implementation of tactical asset allocation across GIM Solutions-GMAG.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-GAL-1214